Exhibit 10.19

OPEN LINK FINANCIAL, INC.

NOTICE OF EXERCISE OF STOCK OPTION

Pursuant to the provisions of the Amended and Restated Open Link Financial, Inc. 1995 Stock Option Plan, issued by Open Link Financial, Inc. (the “Company”), a Delaware corporation, to                          (the “Agreement”), I hereby exercise the incentive stock option granted under the terms of the Agreement to the extent of               shares of the Common stock of the Company as provided below (the “Shares”). Contemporaneously with the delivery of this notice, I remit to the Company an amount in cash, by wire transfer of immediately available funds, equal to the exercise price per Share set forth in the Agreement multiplied by the number of Shares as to which this Notice applies.

Number of Shares Exercised	Date of Grant	Exercise Price

$

Date:	Grantee:

Received and Accepted by the Company

Date:	By:

PLEDGE AGREEMENT

In consideration of OLF Acquisition Corp., a Delaware corporation (together with any successor thereto, the “Company”), having mad e a loan to the individual set forth on the Exhibit A hereto (“Borrower”) under the Promissory Note of even date herewith, and any renewals or extensions thereof (the “Note”), Bo rrower agrees as follows:

Section 1. Pledge. Borrower hereby pledges, assigns and transfers to the Company, and grants to the Company a security interest in, the following property (the “Collateral”), to be held by the Company:

(a)           All shares of the common stock, par value $.01 per share (the “Common Stock”), of Open Link Financial, Inc. issuable upon exercise of all options to purchase Common Stock held by Borrower and listed on Exhibit A hereto (each, together with any successor security, a “S hare”).

(b)           All other securities, instruments and other property issued or accepted in substitution for or in addition to any of the foregoing.

(c)           All proceeds of any and all of the Collateral.

Section 2. Obligations. This Agreement and the security interest granted hereby secure the payment of all obligations of Borrower to the Company under the Note (the “Obligat ions”), and the Obligations of Borrower under this Agreement, and any and all renewals or extensions thereof. Borrower shall retain all rights to dividends and distributions and voting rights, if any, with respect to the Collateral; provided that, upon the occurrence and continuance of an Event of Default (as defined in Section 6), the Company may, in its discretion, vote and exercise all of the powers of an owner with respect to any of the relevant Collateral. Without limiting the generality of the other remedies provided herein and in addition thereto, the Company after the occurrence of an Event of Default may take all steps necessary to cause the Collateral to be transferred into the name of the Company, including, but not limited to, taking steps necessary to comply with restrictions on sale or transfer of the shares constituting such Collateral, and in connection therewith Borrower appoints the Company such Borrower’s attorney-in-fact to execute and deliver such of fers, tender offers, certificates, documents or instruments of every nature or description required for the purpose of the transfer of such shares into the name of the Company, or any other person.

For so long as the Obligations are outstanding, if Borrower receives any cash distribution or dividend in respect of any of the Collateral, Borrower may retain such cash distribution or dividend as his own property unless prior to such receipt an Event of Default has occurred, in which event Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower’s endorsement and/or assignment when necessary, to be held by the Company as part of the Collateral.

For so long as the Obligations are outstanding, if Borrower receives any stock certificate or option or deferred compensation right, whether as an addition to, in substitution of, or in exchange for, any of the Collateral, or otherwise, Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower’s endorsement and/or a ssignment when necessary, to be held by the Company as the Collateral.

Borrower is herewith delivering to the Company all certificates or instruments representing or evidencing the Collateral in suitable form for transfer or delivery, or accompanied by duly executed instruments of transfer or assignment to be held subject to the preceding paragraph.

Section 3. Representations and Warranties. Borrower represents and warrants to the Company as follows:

(a)           Borrower is, and (as to any substitute or additional Collateral) shall be, the sole owner of the Collateral pledged by Borrower, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement and restrictions imposed by applicable laws, and, subject to the same exceptions, Borrower has and shall have the right to transfer such Collateral and to grant a security interest therein to the Company as provided in this Agreement.

(b)           No effective financing statement or similar notice covering any of the Collateral pledged by Borrower is or shall be on file in any recording office, and no other pledge or assignment thereof has been made, or shall have been made, other than in favor of the Company, except as the Company may approve.

Section 4. Further Action by Borrower. Borrower shall, at the expense of Borrower, promptly execute and deliver all further notices, instruments and documents, including, without limitation, financing statements, and take all such further action as may be reasonably necessary or reasonably advisable or as the Company at any time may reasonably request, in order to perfect, preserve and protect the security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce such rights, powers and remedies with respect to the Collateral.

Section 5. Preservation of the Collateral.

(a)           The Company shall give to the Collateral the same degree of care and protection which it gives to its own property, provided, however, that the Company shall have no liability to Borrower for any losses, costs, expenses or damages due to any acts or omissions of third parties, or due to any acts of God or other causes beyond its control. The Company shall have no duty to preserve any rights with respect to any of the Collateral, including, without limitation, rights against prior parties, or to take, or to notify Borrower of the need to take, any action respecting any rights, privileges or options relating to any of the Collateral. To replace any certificates, however, Borrower shall not be required to supply any bond or other indemnity.

(b)           Borrower shall furnish to the Company, promptly upon receipt thereof, copies of all material notices, requests and other documents received by Borrower relating to the Collateral unless the same were sent by the Company.

(c)           Borrower shall not sell, assign, transfer or otherwise dispose of any of the Collateral, or create or suffer to exist any lien, security interest, assignment by operation of law or other charge or encumbrance on, or with respect to, any of the Collateral, except for the security interest created by this Agreement.

Section 6. Defaults. A default (an “Event of D efault”) shall be deemed to have occurred hereunder if (a) Borrower fails in any material respect to perform any material obligation hereunder, if any material representation or warranty hereunder was untrue in any material respect when made, or upon default by Borrower under the Note or any agreement evidencing, or constituting or granting security for, the Obligations, and (b) the Company gives to Borrower written notice thereof and such default shall not have been cured within fourteen (14) days or such additional time as may be required to effect such cure if diligently pursued.

Section 7. Remedies. Upon and after the occurrence of any Event of Default which is then continuing or which has not been cured within the time period given for such cure:

(a)           The Company may exercise its rights with respect to the Collateral, without regard to the existence of any other security or source of payment for Obligations, including without limitation, the rights set forth in Section 2, and may demand, sue for collection or make any other compromise or settlement with respect to other rights and remedies provided for, herein or otherwise available to it, and the Company shall have all of the rights and remedies of a secured party in Delaware under the Uniform Commercial Code.

(b)           Except as specifically reserved herein, Borrower waives all suretyship defenses at law and in equity, including waste and impairment of the Collateral, and further waives the requirement of any demand and presentment. Twenty-one (21) days’ prior notice to Borrower at the address provided below or at such other address as Borrower shall provide to the Company in writing for such purpose, of the time and place of any public sale of the Collateral, or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

(c)           The Company is authorized at any such sale (including, without limitation, any sale to itself or any affiliate of the Company, the same being expressly authorized and contemplated herein), if the Company deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof. Sales made subject to such restriction shall not, solely by reason thereof, be deemed not to have been made in a commercially reasonable manner.

(d)           The Company is specifically authorized, with respect to any of the Collateral that consists of Shares, to acquire such Collateral itself or to transfer such Collateral to any affiliate of the Company at the fair market value of such Collateral. Borrower expressly waives any requirement that the Company conduct a public or private sale with respect to such Shares and agrees that such a disposition is commercially reasonable.

(e)           In case of any sale of all or part of the Collateral on credit for future delivery, the Collateral so sold shall be retained by the Company until the purchase price is paid. The Company shall incur no liability in case of the failure of the purchaser to pay for such Collateral as so sold if such Collateral is recovered, or of the failure of the Company to make any sale of the Collateral after giving notice thereof, and in case of any such failure, such Collateral may again be sold.

(f)            All cash proceeds received by the Company in respect of any sale, collection or other enforcement or disposition of the Collateral shall be applied (after deduction of any amounts payable to the Company for reasonable expenses of the sale, collection or disposition of the Collateral) against Obligations in such order as the Company shall elect. Upon satisfaction of the Obligations (i) this Agreement and the security interest and lien created hereby shall terminate and all rights to the Collateral shall revert to Borrower and (ii) the Company will, upon Borrower’s request, (A) ret urn to Borrower the portion of the Collateral not sold or otherwise disposed or applied pursuant to the terms hereof and (B) at Borrower’s expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

Section 8. Waivers and Remedies. Except as otherwise provided herein or by law, Borrower waives presentment, demand, notice and protest, notice of acceptance of this Agreement, and except as provided in Section 7(b) notice of all action by the Company in reliance hereon. No failure by the Company to exercise, no delay by the Company in exercising, and no single or partial exercise of, any right, remedy or power hereunder or under any other agreement relating to the Obligations or to the Collateral shall operate as a waiver thereof, or of any other right, remedy or power at any time. No amendment, modification or waiver of any provision of this Agreement shall be effective unless contained in a writing signed by the Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Company and Borrower, not only hereunder, but also under any promissory note or notes of Borrower held by the Company, any other agreements of Borrower with the Company and applicable law, are cumulative and may be exercised successively, concurrently or alternatively.

Section 9. Term: Binding Effect. This Agreement shall remain in full force and effect until payment and satisfaction in full of all Obligations, shall be binding upon Borrower and the heirs, legatees, legal representatives and assigns of Borrower, and shall inure to the benefit of the Company and its successors and assigns. Notwithstanding the foregoing, the Company may terminate this Agreement and release the Collateral, or may accept substitute Collateral, at any time in its sole discretion.

Section 10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York without regard to conflict of law principles, except to the extent that the perfection of the security interest granted hereby in respect of any item of the Collateral may be governed by the law of another jurisdiction. Unless otherwise defined herein, all words and terms used in this Agreement shall have the meanings provided in the Uniform Commercial Code of the state of New York. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such provision shall be deemed to be modified to comply with applicable law or if not able to be so modified, shall be deemed to be severed from the Agreement, the remaining provisions of which to be valid and enforceable.

Section 11. Signatures. This Agreement may be executed in counterparts.

Section 12. Headings. The captions in this Agreement have been included for reference only and shall not define or limit the provisions hereof.

EXECUTED as of the date set forth below.

BORROWER:

Name:

COMPANY:

OPEN LINK FINANCIAL, INC.

By:
Name:
Title:

Signature Page to Pledge Agreement

EXECUTED as of the date set forth below.

BORROWER:

Name:

COMPANY:

OLF ACQUISITION CORP.

By:
Name:
Title:

Signature Page to Pledge Agreement

Exhibit A

Borrower:

Collateral:             shares of Common Stock

January 27, 2006

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned (the “Debtor”) hereby promises to pay to OLF Acquisition Corp., a Delaware corporation (the “Payee”), on demand, at such place or places as may be specified by the Payee or any holder hereof, in legal tender of the United States of America, the principal amount of                (the “Principal”), with interest at the fixed rate of 5% per annum, compounded annually, on the unpaid balance.

This Note is subject to the terms of and the payment hereof is secured by a certain Pledge Agreement dated as of the date hereof by and between the Debtor and the Payee (the “Pledge Agreement”).

In case an Event of Default, as defined in the Pledge Agreement, shall occur, the aggregate unpaid balance of Principal and accrued interest may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement. The Payee shall have (i) full recourse against the Collateral under the Pledge Agreement in connection with the repayment of the Principal and accrued interest thereon and (ii) full recourse against any other assets of the Debtor.

The Debtor may prepay any of the principal balance hereof or accrued interest thereon without penalty, in cash.

The Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of the Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

This Note may from time to time be extended by Payee, with or without notice to the Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of the Debtor, in each case in the sole discretion of Payee.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws of the state of the jurisdiction of incorporation of the Payee (including any successor), without regard to conflict of law principles, and shall be binding upon the successors and assigns of the Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.

THE DEBTOR:

Name: